     As filed with the Securities and Exchange Commission April 20, 2001.

                                                            File No. 333-_______


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                 ____________________________________________

                                   FORM S-8
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933


                           DATASTREAM SYSTEMS, INC.
            (Exact Name of Registrant as Specified in its Charter)

             Delaware                                     57-0813674
     (State or Other Jurisdiction of                  (I.R.S. Employer
     Incorporation or Organization)                Identification Number)

                              50 Datastream Plaza
                       Greenville, South Carolina  29605
                                (864) 422-5001
              (Address, including zip code, and telephone number
                        of Principal Executive Offices)

           Datastream Systems, Inc. 1997 European Stock Option Plan
                  (Dutch, U.K. and French Sub-plan Versions)
                           (Full Title of the Plans)

                                C. Alex Estevez
                           Datastream Systems, Inc.
                              50 Datastream Plaza
                       Greenville, South Carolina  29605
                                (864) 422-5001
          (Name, address, and telephone number of agent for service)

                                   Copy to:
                            Steven L. Pottle, Esq.
                               Alston & Bird LLP
                              One Atlantic Center
                        1201 West Peachtree Street, NW
                          Atlanta, Georgia 30309-3424
                                (404) 881-7185

                        CALCULATION OF REGISTRATION FEE

                                                                 Proposed               Proposed
                                                                 Maximum                Maximum
       Title of Securities                Amount to           Offering Price            Aggregate           Amount of
         to be Registered             be Registered(1)         Per Share(2)          Offering Price       Registration Fee
---------------------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value               75,000                  $8.75                $656,250.00           $165.00
---------------------------------------------------------------------------------------------------------------------------

(1) Pursuant to Rule 416(a), this Registration Statement also covers an indeterminate number of additional shares of Common Stock as may be offered or issued in the future to prevent dilution resulting from stock splits, stock dividends or similar transactions.

(2) Determined in accordance with Rule 457(h), the registration fee calculation is based on the average of the high and low prices of the Registrant's Common Stock reported on the Nasdaq National Market System on April 16, 2001.

PART I.  INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

Item 1.  Plan Information

     Not required to be filed with the Securities and Exchange Commission (the "Commission").

Item 2.  Registrant Information and Employee Plan Annual Information

     Not required to be filed with the Commission. Upon written or oral request, the Registrant will provide, without charge, the documents incorporated by reference in Item 3 of Part II of this Registration Statement. Such documents are incorporated by reference in the Section 10(a) prospectus. The Registrant will also provide, without charge, upon written or oral request, other documents required to be delivered to employees pursuant to Rule 428(b). Requests for the above mentioned information should be directed to Allison K. Smith, Stock Plan Administrator, Datastream Systems, Inc., 50 Datastream Plaza, Greenville, South Carolina 29605, telephone number (864) 422-5001.

PART II.  INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference

     The following documents filed by the Registrant with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act of 1934"), are incorporated herein by reference and deemed to be a part hereof:

     (1) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2000;

     (2) All other reports filed by the Registrant pursuant to Section 13(a) or 15(d) of the Exchange Act of 1934 since December 31, 2000; and

     (3) The description of the Registrant's Common Stock contained in the Registrant's Registration Statement filed under Section 12 of the Exchange Act of 1934, including all amendments or reports filed for the purpose of updating such description.

     All documents subsequently filed by the Registrant pursuant to Section 13(a), 13(c), 14 and 15(d) of the Exchange Act of 1934, prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all such securities then remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated by reference herein and filed prior to the filing hereof shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein modifies or supersedes such statement, and any statement contained herein or in any other document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained in any other subsequently filed document which also is incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4.  Description of Securities

     Not Applicable.

Item 5.  Interests of Named Experts and Counsel

     Not Applicable.

Item 6.  Indemnification of Directors and Officers

     Section 145 of the General Corporation Law of the State of Delaware provides generally that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at its request in such capacity in another corporation or business association, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

     In addition, pursuant to the authority of Delaware law, Article VII of the Amended and Restated Certificate of Incorporation of the Registrant also eliminates the monetary liability of directors to the Registrant and its stockholders to the fullest extent permitted by Delaware law for breach of fiduciary duty by a director.

     Article XII of the Registrant's Bylaws also provides that the Registrant will indemnify, to the fullest extent permitted by Delaware law, any person made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director, officer, employee or agent of the Registrant, or was serving as a director, officer, employee or agent of another company or other enterprise in which the Registrant owns or owned, directly or indirectly, an equity interest or of which it may be a creditor.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is therefore unenforceable.

Item 7.  Exemption from Registration Claimed

     Not Applicable.

Item 8.    Exhibits

    Exhibit Number                                      Description
-----------------------  --------------------------------------------------------------------------
      4.1*               Amended and Restated Certificate of Incorporation.

      4.1(a)**           Amendment to Amended and Restated Certificate of Incorporation, dated
                         January 12, 1998.

      4.2***             Bylaws.

      4.2(a)****         Amendment to Bylaws, dated March 22, 2001.

      4.4+               Specimen Stock Certificate.

      5.1                Opinion of Alston & Bird LLP.

     23.1                Consent of Alston & Bird LLP (included in Exhibit 5.1).

     23.2                Consent of KPMG LLP.

     24                  Power of Attorney (included on signature page).

--------------------

*     Incorporated herein by reference to Exhibit 3.1 in the Registrant's Form S-1
      Registration Statement (File No. 33-89498).
**    Incorporated herein by reference to Exhibit 3.1(a) in the Registrant's Annual Report on
      Form 10-K for the fiscal year ended December 31, 1997 (File No. 000-25590).
***   Incorporated herein by reference to Exhibit 3.2 in the Registrant's Form S-1
      Registration Statement (File No. 33-89498).
****  Incorporated herein by reference to Exhibit 3.2(a) in the Registrant's Annual Report on
      Form 10-K for the fiscal year ended December 31, 2000 (File No. 000-25590).
+     Incorporated herein by reference to Exhibit 4.2 in the Company's Registration Statement
      on Form S-1 (File No. 33-89498).

Item 9.  Undertakings

     (a)  The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post effective amendment to this Registration Statement:

               (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

               (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or the high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) above do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities being offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Greenville state of South Carolina, on this 20th day of April, 2001.

                              DATASTREAM SYSTEMS, INC.


                         By:  /s/ Larry G. Blackwell
                              -----------------------------------------------
                              Larry G. Blackwell
                              Chairman, President and Chief Executive Officer


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Larry G. Blackwell and C. Alex Estevez, and each of them, with the power to act without the other, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her, and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Signature                                Title                                              Date
---------                                -----                                              -----
/s/ Larry G. Blackwell                   President, Chief Executive Officer and Director    April 20, 2001
---------------------------------------  (principal executive officer)
Larry G. Blackwell

/s/ C. Alex Estevez                      Chief Financial Officer                            April 20, 2001
---------------------------------------  (principal financial and accounting officer)
C. Alex Estevez

/s/ Richard T. Brock                     Director                                           April 20, 2001
---------------------------------------
Richard T. Brock

/s/ Ira D. Cohen                         Director                                           April 20, 2001
---------------------------------------
Ira D. Cohen

/s/ John M. Sterling, Jr.                Director                                           April 20, 2001
---------------------------------------
John M. Sterling, Jr.

/s/ James R Talton, Jr.                  Director                                           April 20, 2001
---------------------------------------
James R. Talton, Jr.

                                         Director
---------------------------------------
Kenneth D. Tracy

                                 EXHIBIT INDEX

    Exhibit Number                        Description
    --------------                        -----------
         4.1*            Amended and Restated Certificate of Incorporation.

         4.1(a)**        Amendment to Amended and Restated Certificate of Incorporation, dated
                         January 12, 1998.

         4.2***          Bylaws.

         4.2(a)****      Amendment to Bylaws, dated March 22, 2001.

         4.4+            Specimen Stock Certificate.

         5.1             Opinion of Alston & Bird LLP.

        23.1             Consent of Alston & Bird LLP (included in Exhibit 5.1).

        23.2             Consent of KPMG LLP.

        24               Power of Attorney (included on signature page).

--------------------------------------------------------------------------------

*       Incorporated herein by reference to Exhibit 3.1 in the Registrant's Form S-1
        Registration Statement (File No. 33-89498).
**      Incorporated herein by reference to Exhibit 3.1(a) in the Registrant's Annual Report on
        Form 10-K for the fiscal year ended December 31, 1997 (File No. 000-25590).
***     Incorporated herein by reference to Exhibit 3.2 in the Registrant's Form S-1
        Registration Statement (File No. 33-89498).
****    Incorporated herein by reference to Exhibit 3.2(a) in the Registrant's Annual Report on
        Form 10-K for the fiscal year ended December 31, 2000 (File No. 000-25590).
+       Incorporated herein by reference to Exhibit 4.2 in the Company's Registration Statement
        on Form S-1 (File No. 33-89498).